UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2010

GIGGLES ‘N’ HUGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138944	20-1681362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. Green Valley Pkwy. Suite 440-484 Henderson, Nevada	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 879-8565

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2010, the Registrant entered into a reverse triangular merger by and among Giggles ‘N’ Hugs Sub Co. (“SUB CO”), a Nevada corporation and wholly owned subsidiary of the Registrant, and GNH, Inc. (“GNH”), a Nevada corporation, SUB CO and GNH being the constituent entities in the merger, whereby the Registrant intends to issue 14,000,000 shares of its 144 restricted common stock in exchange for 100% of GNH’s outstanding common stock. Pursuant to the terms of the merger, SUB CO will be merged with GNH wherein SUB CO shall cease to exist and GNH will become a wholly owned subsidiary of the Registrant. Subject to the terms and conditions set forth in the Merger Agreement, the Merger is anticipated to become effective on November 1, 2010.

Pursuant to the terms of the Merger Agreement, the board of directors of the Registrant, will resign and appoint Joey Parsi, one of the founders of the Giggles ‘N’ Hugs Restaurants, as a director of the Registrant to serve until the next annual meeting of stockholders, or until successors have been elected.

The Merger Agreement contains conditions to closing which include: (i) GNH obtaining 100% of the membership interest of Giggles ‘N’ Hugs LLC, a California limited liability company who owns and operates kid friendly restaurants named Giggles ‘N’ Hugs, and (ii) audited financial statements of Giggles ‘N’ Hugs LLC, prepared pursuant to Regulation S-X to be completed and presented to the Registrant for filing with an Amended Form 8-K, as required by Item 2.01 and Item 9.01 of Form 8-K.

Additionally, the Merger Agreement sets forth conditions that the Registrant shall have obtained a cancellation of 45,000,000 shares of common stock held by Tracie Hadama, the Registrants current sole board member and President.

The Merger with GNH, upon closing, will provide the Registrant with the ownership of 100% of Giggles ‘N’ Hugs, LLC, which owns one operating Giggles ‘N’ Hugs Restaurant in Brentwood, California and another Giggles ‘N’ Hugs Restaurant under construction in Century City, California.

Upon completion of the Merger with GNH, the Registrant will own and operate the Giggles ‘N’ Hugs Restaurants and all rights to develop future restaurant facilities.

A copy of the Agreement and Plan of Merger between SUB CO and GNH is filed as Exhibit 2.1 to this Current Report and is incorporated in its entirety herein.

About Giggles ‘N’ Hugs LLC

Giggles ‘N’ Hugs LLC owns and operates kid-friendly themed restaurants with built-in play areas filled with a variety of toys, bikes, cars, slides, doll houses, and video games. The restaurant design is intended to create a fun, casual, family atmosphere where children 6 years old and under, can interact with parents and each other and where everyone enjoys freshly prepared, organic, nutritious and reasonably priced meals.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Acquisition Agreement and Plan of Merger (by and among Giggles ‘N’ Hugs, Inc., Giggles ‘N’ Hugs Sub Co, and GNH, Inc.) dated September 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGGLES N’ HUGS, INC.

By: /S/ Tracie Hadama
Tracie Hadama, President

Date:  September 23, 2010